Exhibit 99.2

Comcast and Charter Reach Agreement on Divestitures

Comcast to Divest 3.9 Million Customers of Merged Comcast - Time Warner Cable

Charter to Enhance Scale and Improve Geographic Footprint

Divestiture will be Executed through Three Separate Transactions, Including the Creation of a New, Independent, Publicly-Traded Cable Provider

Philadelphia and Stamford – April 28, 2014 – Comcast Corporation (Nasdaq: CMCSA, CMCSK) and Charter Communications (Nasdaq: CHTR) today announced that the companies have reached an agreement (the “Agreement”) on a series of tax-efficient transactions, whereby the combined Comcast-Time Warner Cable entity, following completion of Comcast’s previously announced merger with Time Warner Cable, will divest systems resulting in a net reduction of approximately 3.9 million video customers. The divestiture follows through on Comcast’s willingness to reduce its post-merger managed subscriber total to less than 30 percent of total national MVPD subscribers, while maintaining the compelling strategic and financial rationale of its proposed merger with Time Warner Cable.

Pursuant to the Agreement, and following the close of the Comcast-Time Warner Cable merger, Charter will acquire approximately 1.4 million existing Time Warner Cable subscribers, increasing Charter’s current residential and commercial video customer base from 4.4 million to approximately 5.7 million, and making Charter the second largest cable operator in the United States.1  Charter and Comcast will also each transfer approximately 1.6 million customers respectively. In addition, Charter, through a tax free reorganization, will form a new holding company (New Charter) that will own 100% of Charter, and acquire an approximate 33 percent stake in a new publicly-traded cable provider to be spun-off by Comcast serving approximately 2.5 million customers (“SpinCo”). Charter will provide management services to SpinCo. In aggregate, today’s announced transactions will significantly enhance Charter’s scale and improve both companies geographic footprint, driving operational efficiencies for Comcast, Charter and SpinCo.

The Agreement has been approved by the Boards of Directors of both companies and Time Warner Cable’s Board has consented to the Agreement as required under the Comcast-Time Warner Cable merger agreement.

1 Charter customer count is based on its reporting methodologies; net additions and SpinCo on respective TWC and Comcast reporting methodologies, where there may be small definitional differences.  Totals may not recalculate due to rounding.

The Agreement will be executed via three separate transactions, which are subject to the completion of the proposed Comcast-Time Warner Cable merger:

1. Comcast will divest Time Warner Cable systems serving approximately 1.4 million existing Time Warner Cable customers directly to Charter for cash. Charter expects to fund the purchase with proceeds from debt, and to have approximately a 5 times debt to EBITDA leverage ratio at closing.

2. Comcast and Charter will transfer assets serving approximately 1.6 million existing Time Warner Cable customers and 1.6 million Charter customers in a tax-efficient like kind exchange, improving the geographic presence of both companies, leading to greater operational efficiencies, improved technology deployment and enhanced customer service.

3. Comcast will form and spin off to its shareholders a new, independent, publicly-traded company that will operate systems serving approximately 2.5 million existing Comcast customers. Comcast shareholders, including the former Time Warner Cable shareholders, are expected to own approximately 67 percent of SpinCo, while New Charter is expected to directly own approximately 33 percent of SpinCo. SpinCo expects to incur leverage of approximately 5 times estimated pro-forma EBITDA, and New Charter will then acquire its interest in SpinCo by issuing New Charter stock to Comcast shareholders (including former Time Warner Cable shareholders). SpinCo’s nine-member Board of Directors will include six independent directors and three directors designated by Charter. Comcast will hold no ownership interest in SpinCo (or Charter) and will have no role in managing SpinCo.

The transfer of systems, asset purchase and SpinCo acquisition will be valued at a 7.125 times 2014 EBITDA multiple (as defined by the parties), and Charter will make additional payments to Comcast over time as tax benefits from the asset sale are realized.

As a result of these transactions, following the completion of the merger between Comcast and Time Warner Cable, Comcast’s managed residential subscribers will be below 30 percent of the total MVPD subscribers in the United States, and approximately the same market share as Comcast’s subscriber base after its completion of both the 2002 AT&T Broadband transaction and the 2006 Adelphia transaction – and Charter’s subscriber base will increase by 1.4 million to a total of 5.7 million.

Comcast has reaffirmed that, after taking into account the transactions with Charter, it continues to expect its merger with Time Warner Cable to generate approximately $1.5 billion in operating efficiencies. Comcast shareholders will receive meaningful value with shares in New Charter, as well as new shares in SpinCo. In addition, Comcast intends to use proceeds from these transactions to reduce its debt in a leverage-neutral manner and expand its share buyback program.

“Today’s Agreement follows through on our willingness to divest subscribers, while also marking an important step in our merger with Time Warner Cable,” said Brian Roberts, Chairman and Chief Executive Officer, Comcast Corporation. “These transactions enable us to deliver meaningful value to our shareholders. The realignment of key cable markets achieved in these transactions will enable Comcast to fill in our footprint and deliver operational efficiencies and technology improvements. We look forward to working with the management teams at Time Warner Cable, Charter and the new entity to close these transactions and ensure a smooth transition for the customers and employees of all companies.”

“Charter’s new customers will benefit from our philosophy of providing highly valued products, featuring enhanced on-demand, interactive video and increased broadband speeds, all in a simplified package designed to provide better value and service,” said Tom Rutledge, President and Chief Executive Officer of Charter Communications. “The transactions announced today will provide Charter with greater scale, growth opportunities and improved geographical rationalization of our cable systems, which in turn will drive value for shareholders and more effective customer service. And through our meaningful ownership in and board representation at SpinCo, we can help it achieve similar market share growth in the markets it serves.”

The transactions are subject to a number of conditions, including the closing of the Comcast-Time Warner Cable merger, receipt of Hart-Scott-Rodino, FCC and other required regulatory approvals, Charter shareholder approval, and various other matters.

J.P. Morgan and Paul J. Taubman acted as financial advisors to Comcast and Davis Polk & Wardwell LLP and Willkie Farr & Gallagher LLP are its legal advisors.

Goldman Sachs and LionTree Advisors are serving as lead financial advisors to Charter in connection with this transaction. Guggenheim Securities is also a financial advisor to Charter. BofA Merrill Lynch, Credit Suisse, and Deutsche Bank Securities Inc. are also financial advisors to Charter, and together with Goldman Sachs, are leading the financing for the transaction. The law firms Wachtell, Lipton, Rosen & Katz and Kirkland & Ellis LLP are also representing Charter.

Teleconference and Webcast for Financial Community
Charter and Comcast will host a conference call on Monday, April 28, 2014 at 8:00 a.m. Eastern Time (ET) related to the contents of this release.

The conference call will be webcast live via Charter’s website at charter.com. The webcast can be accessed by selecting "Investor & News Center" from the lower menu on the home page. The call will be archived in the "Investor & News Center" in the "Financial Information" section on the left beginning two hours after completion of the call. Participants should go to the webcast link no later than 10 minutes prior to the start time to register.

The conference call and related materials will also be broadcast live and posted on Comcast’s Investor Relations website at www.cmcsa.com or www.cmcsk.com.

Those participating via telephone should dial 866-919-0894 no later than 10 minutes prior to the call. International participants should dial 706-679-9379. The conference ID code for the call is 35997372. A replay of the call will be available at 855-859-2056 or 404-537-3406 beginning two hours after the completion of the call through the end of business on May 28, 2014. The conference ID code for the replay is 35997372.

About Comcast Corporation
Comcast Corporation (Nasdaq: CMCSA, CMCSK) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast Cable is the nation's largest video, high-speed Internet and phone provider to residential customers under the XFINITY brand and also provides these services to businesses. NBCUniversal operates 30 news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.

About Charter Communications
Charter (NASDAQ: CHTR) is a leading broadband communications company and the fourth-largest cable operator in the United States. Charter provides a full range of advanced broadband services, including advanced Charter TV® video entertainment programming, Charter Internet® access, and Charter Phone®. Charter Business® similarly provides scalable, tailored, and cost-effective broadband communications solutions to business organizations, such as business-to-business Internet access, data networking, business telephone, video and music entertainment services, and wireless backhaul. Charter's advertising sales and production services are sold under the Charter Media® brand. More information about Charter can be found at charter.com.

Contacts:

Comcast:
Media	Investor Relations

D’Arcy Rudnay	Jason Armstrong
215-286-8582	215-286-7972

John Demming	Jane Kearns
215-286-8011	215-286-4794

Charter:
Media	Analysts

Alex Dudley	Stefan Anninger
203-905-7960	203-905-7955

Justin Venech
203-905-7818

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed transaction between Comcast Corporation (“Comcast”) and Charter Communications, Inc. (“Charter”), Charter will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Charter that also constitutes a prospectus of Charter, and a definitive proxy statement/prospectus will be mailed to shareholders of Charter. INVESTORS AND SECURITY HOLDERS OF COMCAST AND CHARTER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Comcast or Charter through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Charter will be available free of charge on Charter’s website at charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955.

In addition, in connection with the proposed transaction between Comcast and Time Warner Cable Inc. (“Time Warner Cable”), on March 20, 2014, Comcast filed with the SEC a registration statement on Form S-4 containing a preliminary joint proxy statement of Comcast and Time Warner Cable that also constitutes a preliminary prospectus of Comcast.  The registration statement has not yet become effective.  After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to shareholders of Comcast and Time Warner Cable.  INVESTORS AND SECURITY HOLDERS OF COMCAST AND TIME WARNER CABLE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Comcast or Time Warner Cable through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100.  Copies of the documents filed with the SEC by Time Warner Cable will be available free of charge on Time Warner Cable’s website at http://ir.timewarnercable.com or by contacting Time Warner Cable’s Investor Relations Department at 877-446-3689.

Shareholders of Comcast and Time Warner Cable are not being asked to vote on the proposed transaction between Comcast and Charter, and the proposed transaction between Comcast and Time Warner Cable is not contingent upon the proposed transaction between Comcast and Charter.

Comcast, Time Warner Cable, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Time Warner Cable, and Comcast, Charter and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction between Comcast and Charter. Information about the directors and executive officers of Time Warner Cable is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 18, 2014, and its preliminary proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 8, 2014.  Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 11, 2014. Information about the directors and executive officers of Charter is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 27, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus of Comcast and Time Warner Cable filed with the SEC and will be contained in the definitive joint proxy statement/prospectus of Comcast and Time Warner Cable and other relevant materials to be filed with the SEC when they become available, and will also be contained in the preliminary proxy statement/prospectus of Charter when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Time Warner Cable by Comcast and the proposed transaction between Comcast and Charter, including any statements regarding the expected timetable for completing the transactions, benefits and synergies of the transactions, future opportunities for the respective companies and products, and any other statements regarding Comcast’s, Time Warner Cable’s and Charter’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing either of the proposed transactions may not be satisfied; the risk that a regulatory approval that may be required for either of the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed transactions; the parties’ ability to promptly, efficiently and effectively integrate acquired operations into their own operations; and the diversion of management time on transaction-related issues. Additional information concerning these and other factors can be found in Comcast’s, Time Warner Cable’s and Charter’s respective filings with the SEC, including Comcast’s, Time Warner Cable’s and Charter’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Comcast, Time Warner Cable and Charter assume no obligation to update any forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.